Exhibit 99.1

Rightscorp to Present at FSXinterlinked Investment Conference

Santa Monica, Calif. - July 24, 2014 – Rightscorp (OTCQB: RIHT), the leading provider of monetization services for artists and holders of copyrighted Intellectual Property (IP), announced today its presentation at the upcoming FSX Investment Conference, to be held at the Four Seasons Westlake Village, California, from July 30 to August 2, 2014.

Event: FSXinterlinked Investment Conference

Location: Four Seasons Hotel Westlake Village

Date: Thursday, July 31, 2014

Christopher Sabec, CEO of Rightscorp, will present a corporate overview of the business and will be available during the conference for one-on-one meetings with investors.

To arrange a one-on-one meeting with management, please contact Andrew Haag at rightscorp@irthcommunications.com or 1-866-976-4784.

FSXinterlinked is one of the oldest and most established investment conferences in the nation, founded in 1983, providing a forum where presenting company executives seeking capital and/or market support can showcase their companies and connect with brokers, dealers, financial firms as well as other capital sources.

About FSXinterlinked

FSXinterlinked is the premier investment conference organization in the United States. Founded in 1983, FSXinterlinked is a national organization comprised of independent FINRA broker/dealer firms and private equity fund managers. With quarterly investment conferences hosted throughout the U.S., FSXinterlinked creates a forum for emerging growth companies seeking capital to present to a nationwide network of financial investment professionals. Through the FSXinterlinked partnership, companies and investors can easily connect, build relationships, and close deals faster. http://www.fsxinterlinked.com/

About Rightscorp, Inc.

Rightscorp (OTCQB: RIHT) is a leading provider of monetization services for artists and holders of copyrighted Intellectual Property (IP). The Company’s patent pending digital loss prevention technology focuses on the infringement of digital content such as music, movies, software, and games and ensures that owners and creators are rightfully paid for their IP. Rightscorp implements existing laws to solve copyright infringements by collecting payments from illegal file sharing activities via notifications sent through Internet Service Providers (ISPs). The Company’s technology identifies copyright infringers, who are offered a reasonable settlement option when compared to the legal liability defined in the Digital Millennium Copyrights Act (DMCA). Based on the fact that 22% of all Internet traffic is used to distribute copyrighted content without permission or compensation to the creators, Rightscorp is pursuing an estimated $2.3 billion opportunity and has monetized major media titles through relationships with industry leaders. http://www.rightscorp.com/

Safe Harbor Statement

This press release may include forward-looking statements. All statements other than statements of historical fact included in this press release, including, without limitation, statements regarding the Company’s anticipated financial position, business strategy and plans and objectives of management of the Company for future operations, are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors not limited to, general economic and business conditions, competitive factors, changes in business strategy or development plans, the ability to attract and retain qualified personnel, and changes in legal and regulatory requirements. Such forward-looking statements reflect the current views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph.

For further investor and media information contact:

Andrew Haag

Managing Partner

IRTH Communications

rightscorp@irthcommunications.com

1-866-976-4784

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